Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
009037aa0
65653rac7
085790ak9
Issuer
SOMDEPTYJ ;I,NRT
NORSKE SKOG CANADA
BERRY PLASTICS
Underwriters
Goldman Sachs, DBSI
BMO Nesbitt, CIBC, HSBC, RBC, Scotia, TD
Securities
Goldman Sachs, JP Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
ANSCN 6.75%, 3/15/2014
NORSKE 8.625%, 6/15/2011
BERRY 10.75%, 7/15/2012
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/27/2004
5/8/2003
11/10/2003
Total dollar amount of offering sold to
QIBs
 $                                                 210,000,000
 $                                                 150,000,000
 $                                                   85,000,000
Total dollar amount of any concurrent
public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 210,000,000
 $                                                 150,000,000
 $                                                   85,000,000
Public offering price
 $                                                         100.00
 $                                                         102.95
 $                                                         112.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.71%
2.25%
Rating
(P) B1/B+
Ba3/BB
B3/B-
Current yield
6.75%
8.38%
9.60%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
180,000
 $                   180,000
0.09%



Scudder Income Fund
45,000
 $                     45,000
0.02%



Total
225,000
 $                   225,000
0.11%




2.
Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
03071dae9
338032ag8
816196ad1
Issuer
AMERIPATH INC
FISHER SCIENTIFIC INTL
SELECT MEDICAL CORP
Underwriters
Citigroup, CSFB, DBSI, Wachovia
JP Morgan, CSFB, Lazard
JP Morgan, Merrill Lynch, CIBC, Jefferies, SG
Cowen, Siam, Wachovia
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
PATH 10.5%, 4/1/2013
FSH 8%, 9/1/2013
SEM 7.5%, 8/1/2013
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/11/2004
8/6/2003
7/29/2003
Total dollar amount of offering sold to
QIBs
 $                                                   75,000,000
 $                                                 150,000,000
 $                                                 175,000,000
Total dollar amount of any concurrent
public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                   75,000,000
 $                                                 150,000,000
 $                                                 175,000,000
Public offering price
 $                                                         106.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.38%
2.40%
Rating
Caa1/B-
B2/B+
B2/B
Current yield
9.91%
8.00%
7.50%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
350,000
 $                   371,000
0.47%



Total
350,000
 $                   371,000
0.47%




3.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
162456al1
708130aa7
73942gaa0
Issuer
CHATTEM INC
PENNEY (JC) CO INC
PPC ESCROW CORP
Underwriters
BofA, Morgan Stanley, DBSI, JP Morgan
CSFB, Fleet, HSBC, JP Morgan, Wachovia
CSFB
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
CHTT 7%, 3/1/2014
JCP 8%, 3/1/2010
CHX 9.25%, 11/15/2013
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/19/2004
2/25/2003
11/6/2003
Total dollar amount of offering sold to
QIBs
 $                                                 125,000,000
 $                                                                -
 $                                                 100,000,000
Total dollar amount of any concurrent
public offering
 $                                                                -
 $                                                 600,000,000
 $                                                                -
Total
 $                                                 125,000,000
 $                                                 600,000,000
 $                                                 100,000,000
Public offering price
 $                                                         100.00
 $                                                           99.34
 $                                                         100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.13%
1.65%
2.25%
Rating
B2/B-
Ba3/BB+
B2/B+
Current yield
7.00%
8.05%
9.25%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
135,000
 $                   135,000
0.11%



Scudder Income Fund
35,000
 $                     35,000
0.03%



Total
170,000
 $                   170,000
0.14%




4.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
26439rap1
927804ex8
494550ar7
Issuer
DUKE CAPITAL CORP
VIRGINIA ELECTRIC & POWER
KINDER MORGAN ENERGY PART
Underwriters
Morgan Stanley, Citigroup, DBSI, UBS
Banc One, Merrill Lynch, McDonald
JP Morgan, Wachovia, Banc One, Barclays,
Citigroup, Harris Nesbitt, RBC, Scotia
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
DUK 4.302%, 5/18/2006
D 4.1%, 12/15/2008
KMP 5%, 12/15/2013
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/12/2004
12/9/2003
11/18/2003
Total dollar amount of offering sold to
QIBs
 $                                                                -
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent
public offering
 $                                                 875,000,000
 $                                                 225,000,000
 $                                                 500,000,000
Total
 $                                                 875,000,000
 $                                                 225,000,000
 $                                                 500,000,000
Public offering price
 $                                                         101.82
 $                                                           99.99
 $                                                           99.36
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.35%
0.65%
Rating
Baa3/BBB-
A3/BBB+
Baa1/BBB+
Current yield
4.22%
4.10%
5.03%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder Income Fund
4,330,000
 $
4,408,975
0.49%



Total
4,330,000
 $
4,408,975
0.49%




5.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
31359mtz6
3128x1kp1
3136F35E2
Issuer
FANNIE MAE
FREDDIE MAC
FANNIE MAE
Underwriters
Lehman, Morgan Stanley, Bear Stearns,
Blaylock & Partners, Citigroup, CSGB, DBSI,
FTN Financial, Goldman Sachs, HSBC, JP
Morgan, Merrill Lynch
JP Morgan, CSFB, Lazard
Greenwich Capital
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
PATH 10.5%, 4/1/2013
FHLMC float 6/30/2009
FNMA 2.1 2/13/2006
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/22/2004
6/3/2004
7/25/2003
Total dollar amount of offering sold to
QIBs
 $                                               4,000,000,000
 $                                                   25,000,000
 $                                                   75,000,000
Total dollar amount of any concurrent
public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               4,000,000,000
 $                                                   25,000,000
 $                                                   75,000,000
Public offering price
 $                                                           99.60
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.00%
0.18%
0.13%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
10.50%
4.60%
2.10%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
0
 $                              -
0.00%



Total
0
 $                              -
0.00%




6.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
36155wab2
011679ad9
171871aa4
Issuer
GCI INC
ALASKA COMM SYS HLDGS
CINCINNATI BELL INC
Underwriters
DBSI, Jefferies, Blaylock, Ferris Baker, TD
Securities
CIBC, Citigroup, JP Morgan, Jefferies,
Raymond James
BofA, CSFB, Goldman, Fleet, McDonald,
PNC, RBC, Wachovia
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
GNCMA 7.25%, 2/15/2014
ALSK 9.875%, 8/15/2011
CBB 7.25%, 7/15/2013
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
Blaylock
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/5/2004
8/15/2003
7/2/2003
Total dollar amount of offering sold to
QIBs
 $                                                 230,000,000
 $                                                 182,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent
public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 230,000,000
 $                                                 182,000,000
 $                                                 500,000,000
Public offering price
 $                                                           98.26
 $                                                           96.69
 $                                                         100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.25%
2.00%
Rating
B2/B+
B2/B-
B2/B-
Current yield
7.38%
10.21%
7.25%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
85,000
 $                     83,524
0.04%



Scudder Income Fund
75,000
 $                     73,698
0.03%



Total
160,000
 $                   157,222
0.07%




7.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
38143vaa7
054937ae7
172967cg4
Issuer
GOLDMAN SACHS CAPITAL
BB&T CORPORATION
CITIGROUP INC
Underwriters
Goldman Sachs, Blaylock, BNP, HSBC, Wells
Fargo, SunTrust, ING, Commerzbank, Daiwa,
DSBI, JP Morgan, Mellon, Wachovia
BB&T, Bear Stearns, Citigroup, Friedman,
Keefe Bruyette, Morgan Stanley, UBS
Citigroup, Barclays, UBS, BNP, West LB,
ABN, Natexis Banque
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
GS 6.245%, 2/15/2034
BBT 5.2%, 12/23/2015
c 4.75%, 2/10/2019
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/12/2004
12/16/2003
1/30/2004
Total dollar amount of offering sold to
QIBs
 $                                                                -
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent
public offering
 $                                               2,750,000,000
 $                                               1,000,000,000
 $                                               1,350,000,000
Total
 $                                               2,750,000,000
 $                                               1,000,000,000
 $                                               1,350,000,000
Public offering price
 $                                                         100.00
 $                                                           99.60
 $                                                           99.77
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.48%
0.40%
Rating
A1/A-
A2/A-
Aa2/A+
Current yield
6.35%
5.22%
4.76%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder Income Fund
3,030,000
 $
3,030,000
0.11%



Total
3,030,000
 $
3,030,000
0.11%




8.
Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
01958xbc0
492914ap1
55375uaa2
Issuer
ALLIED WASTE NORTH AMERICA
KEY ENERGY SERVICES INC
MSW ENERGY HLDGS/FIN II
Underwriters
Citigroup, JP Morgan, UBS, CSFB, DBSI,
BancOne, BNP, Fleet, Scotia
Bear Stearns, Lehman, CIBC, Comerica,
PNC, RBC, First Albany
CSFB, Goldman Sachs, Lehman
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
AW 5.75%, 2/15/2011
KEG 6.375%, 5/1/2013
MSWENE 7.375%, 9/1/2010
Is the affiliate a manager or co-
manager of offering?
Joint Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/21/2004
5/9/2003
11/7/2003
Total dollar amount of offering sold to
QIBs
 $                                                 400,000,000
 $                                                                -
 $                                                 225,000,000
Total dollar amount of any concurrent
public offering
 $                                                                -
 $                                                 150,000,000
 $                                                                -
Total
 $                                                 400,000,000
 $                                                 150,000,000
 $                                                 225,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.30%
2.75%
Rating
Ba3/BB-
Ba2/BB
Ba2/BB-
Current yield
5.75%
6.38%
7.38%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
270,000
 $                   270,000
0.07%



Scudder Income Fund
70,000
 $                     70,000
0.02%



Total
340,000
 $                   340,000
0.09%




9.
Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
729136ag6
729136ad3
085790ak9
Issuer
PLIANT CORP
PLIANT CORP
BERRY PLASTICS
Underwriters
CSFB, DBSI, JP Morgan
JP Morgan, DBSI, CSFB
Goldman Sachs, JP Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
PLIANT 0%, 6/15/2009
PLIANT 11.125%, 9/1/2009
BERRY 10.75%, 7/15/2012
Is the affiliate a manager or co-
manager of offering?
Joint Lead
Co-Manager
N/A
Name of underwriter or dealer from
which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/6/2004
5/22/2003
11/10/2003
Total dollar amount of offering sold to
QIBs
 $                                                 306,000,000
 $                                                 250,000,000
 $                                                   85,000,000
Total dollar amount of any concurrent
public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 306,000,000
 $                                                 250,000,000
 $                                                   85,000,000
Public offering price
 $                                                           73.63
 $                                                         100.00
 $                                                         112.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.50%
2.25%
Rating
B3/B
B3/B-
B3/B-
Current yield
0.00%
11.13%
9.60%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
145,000
 $                   106,759
0.05%



Scudder Income Fund
110,000
 $                     80,990
0.04%



Total
255,000
 $                   187,749
0.08%




10.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
729416ad9
820280ad7
552075aa1
Issuer
PLY GEM INDUSTRIES INC
SHAW GROUP INC
WILLIAM LYON HOMES
Underwriters
DBSI, UBS, CIBC, Merrill Lynch
CSFB, UBS, BMO, BNP, US Bancorp, Credit
Lyonnais
UBS, Citigroup
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
PLYGEM 9%, 2/15/2012
SGR 10.75%, 3/15/2010
WLS 10.75%, 4/1/2013
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/5/2004
3/12/2003
3/12/2003
Total dollar amount of offering sold to
QIBs
 $                                                 225,000,000
 $                                                 253,029,000
 $                                                                -
Total dollar amount of any concurrent
public offering
 $                                                                -
 $                                                                -
 $                                                 250,000,000
Total
 $                                                 225,000,000
 $                                                 253,029,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                           98.80
 $                                                           98.49
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
2.75%
Rating
B3/B-
Ba2/BB-
B3/B-
Current yield
9.00%
10.88%
10.91%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
235,000
 $                   235,000
0.10%



Scudder Income Fund
60,000
 $                     60,000
0.03%



Total
295,000
 $                   295,000
0.13%




11.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
749121bs7
171871aa4
011679ad9
Issuer
QWEST COMMUNICATIONS INT
CINCINNATI BELL INC
ALASKA COMM SYS HLDGS
Underwriters
JP Morgan, Morgan Stanley, UBS, BofA
BofA, CSFB, Goldman, Fleet, PNC, RBC,
Wachovia
CIBC, Citigroup, JP Morgan, Jefferies,
Raymond James
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 4.63%, 2/15/2009
CBB 7.25%, 7/15/2013
ALSK 9.875%, 8/15/2011
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/30/2004
7/2/2003
8/15/2003
Total dollar amount of offering sold to
QIBs
 $                                                 750,000,000
 $                                                 500,000,000
 $                                                 182,000,000
Total dollar amount of any concurrent
public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 750,000,000
 $                                                 500,000,000
 $                                                 182,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           96.69
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.00%
2.25%
Rating
B3/CCC+
B2/B-
B2/B-
Current yield
4.63%
7.25%
10.21%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
475,000
 $                   475,000
0.06%



Total
475,000
 $                   475,000
0.06%




12.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
ed3090278
37373maa0
31188baa2
Issuer
SGL CARBON LUXEMBOURG SA
GERDAU AMERISTEEL CORP
FASTENTECH INC
Underwriters
CSFB, Deutsche Bank London
BofA, JP Morgan, CIBC
JP Morgan, Lehamn, NatCity
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
SGL 8.5%, 2/1/2012
GNACN 10.375%, 7/15/2011
FASTEN 11.5%, 5/1/2011
Is the affiliate a manager or co-
manager of offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/27/2004
6/23/2003
4/24/2003
Total dollar amount of offering sold to
QIBs
 $                                                 270,000,000
 $                                                 405,000,000
 $                                                 175,000,000
Total dollar amount of any concurrent
public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 270,000,000
 $                                                 405,000,000
 $                                                 175,000,000
Public offering price
 $                                                         100.00
 $                                                           98.00
 $                                                         100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.34%
Rating
(P) Caa1/CCC+
B2/B
B3/B-
Current yield
8.50%
10.59%
11.50%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
145,000
 $                   145,000
0.05%



Total
145,000
 $                   145,000
0.05%




13.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
857689aq6
723456aa7
780153an2
Issuer
STATION CASINOS
PINNACLE ENTERTAINMENT
ROYAL CARIBBEAN CRUISES
Underwriters
DBSI, BofA
Bear Stearns, BofA, Lehman, SG Cowen,
CIBC, UBS
Citigroup, Goldman, BofA, CSFB, Morgan
Stanley, Scotia, Wachovia
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
STN 6.5%, 2/1/2014
PNK 8.75%, 10/1/2013
RCL 8%, 5/15/2010
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2004
9/19/2003
5/6/2003
Total dollar amount of offering sold to
QIBs
 $                                                 400,000,000
 $                                                 135,000,000
 $                                                                -
Total dollar amount of any concurrent
public offering
 $                                                                -
 $                                                                -
 $                                                 250,000,000
Total
 $                                                 400,000,000
 $                                                 135,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                           98.37
 $                                                           99.34
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.88%
2.03%
1.38%
Rating
B1/B+
Caa1/CCC+
Ba2/BB+
Current yield
6.50%
8.90%
8.05%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
415,000
 $                   415,000
0.10%



Scudder Income Fund
120,000
 $                   120,000
0.03%



Total
535,000
 $                   535,000
0.13%




14.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
91879qag4
780153ap7
913405aa4
Issuer
VAIL RESORTS INC
ROYAL CARIBBEAN CRUISES
UNIVERSAL CITY DEVELOPMENT
Underwriters
BofA, DBSI, Bear Stearns, Lehman, Piper
Jaffray, Wells Fargo
Citigroup, CSFB, Goldman, MWD, ABN, BNP
BofA, JP Morgan, CSFB, Scotia, Wachovia
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
MTN 6.75%, 2/15/2014
RCL 6.875%, 12/1/2013
UCD 11.75%, 4/1/2010
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2004
11/18/2003
3/21/2003
Total dollar amount of offering sold to
QIBs
 $                                                 390,000,000
 $                                                                -
 $                                                 500,000,000
Total dollar amount of any concurrent
public offering
 $                                                                -
 $                                                 350,000,000
 $                                                                -
Total
 $                                                 390,000,000
 $                                                 350,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.83
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.25%
2.75%
Rating
B2/B
Ba2/BB+
B2/B-
Current yield
6.75%
6.88%
11.89%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
325,000
 $                   325,000
0.08%



Scudder Income Fund
130,000
 $                   130,000
0.03%



Total
455,000
 $                   455,000
0.12%





15.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
91911tae3
013716au9
013716at2
Issuer
VALE OVERSEAS LIMITED
ALCAN INC
ALCAN INC
Underwriters
Merrill Lynch, DBSI, JP Morgan, Morgan
Stanley
Citigroup, Morgan Stanley, RBC, ABN, CIBC,
UBS, TD Securities, Scotia, SoGen
Citigroup, Morgan Stanley, RBC, ABN, CIBC,
UBS, TD Securities, Scotia, SoGen
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
CVRD 8.25%, 1/17/2034
AL 6.125%, 12/15/2033
AL 5.2%, 1/15/2014
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/9/2004
12/3/2003
12/3/2003
Total dollar amount of offering sold to
QIBs
 $                                                                -
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent
public offering
 $                                                 500,000,000
 $                                                 750,000,000
 $                                                 500,000,000
Total
 $                                                 500,000,000
 $                                                 750,000,000
 $                                                 500,000,000
Public offering price
 $                                                           98.90
 $                                                           98.81
 $                                                           99.79
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.70%
0.88%
0.45%
Rating
Ba2
Baa1/A-
Baa1/A-
Current yield
8.34%
6.20%
5.21%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds






Scudder High Income Opportunity
Fund
755,000
 $                   746,725
0.15%



Scudder Income Fund
210,000
 $                   207,698
0.04%



Total
965,000
 $                   954,423
0.19%




16.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
629855AD9
297659AKO
60036NAJ0
Issuer
NALCO COMPANY
ETHYL CORPORATION
MILLENNIUM AMERICA INC
Underwriters
BofA, Citigroup, DBSI, Goldman, JPM, UBS,
Banc One, Credit Lyonnais, RBS
CSFB, SunTrust, UBS
BofA, JPM BNP, Credit Lyonnais, Daiwa, SG
Cowen
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
NLC 7.75%, 11/15/2011
EY 8.875%, 5/1/2010
MCH 9.25%, 6/15/2088
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2003
4/15/2003
4/22/2003
Total dollar amount of offering sold to
QIBs
 $                                                     665,000,000
 $                                                     150,000,000
 $                                                     100,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $
-
Total
 $                                                     665,000,000
 $                                                     150,000,000
 $                                                     100,000,000
Public offering price
 $
100.00
 $
100.00
 $
109.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
1.50%
Rating
B2/B
B2/B
NA/BB
Current yield
7.75%
8.88%
8.49%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     415,000
 $                     415,000
0.06%
6.50%
3.47%
12/11/2003
Scudder Income Fund
 $                     130,000
 $                     130,000
0.02%
6.50%
1.27%
12/11/2003
Total
 $                     545,000
 $                     545,000
0.08%




17.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
656557aa3
552075aa1
656844aa5
Issuer
NORTEK HOLDINGS INC
WILLIAM LYON HOMES
NORTH AMER ENERGY PARTNR
Underwriters
Bear Stearns, CSFB, DBSI, UBS
UBS, Citigroup
BNP, RBC
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
NTK 0%, 5/15/2011
WLS 10.75%, 4/1/2013
NAEPI 8.75%, 12/1/2011
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
3/12/2003
11/21/2003
Total dollar amount of offering sold to
QIBs
 $                                                     515,000,000
 $
-
 $                                                     200,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $                                                     250,000,000
 $
-
Total
 $                                                     515,000,000
 $                                                     250,000,000
 $                                                     200,000,000
Public offering price
 $
67.85
 $
98.49
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
3.00%
Rating
Caa1/B-
B3/B-
B2/B+
Current yield
0.00%
10.91%
8.75%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                       90,000
 $                       61,064
0.01%
6.49%
3.68%
12/31/2003
Total
 $                       90,000
 $                       61,064
0.01%




18.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
701081AL5
165167BB2
843452BA0
Issuer
PARKER DRILLING CO
CHESAPEAKE ENERGY CORP
SOUTHERN NATUAL GAS
Underwriters
DBSI, Lehman, BofA
Bear Stearns, CSFB, Salomon, BNP, Credit
Lyonnais, Lehman, Morgan Stanley, TD
Securities
CSFB, Salomon, ABN BofA, BNP, JPM
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
PKD 9.625%, 10/1/2013
CHK 7.5%, 9/15/2013
EP 8.875%, 3/15/2010
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/3/2003
2/28/2003
2/28/2003
Total dollar amount of offering sold to
QIBs
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     400,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $
-
Total
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     400,000,000
Public offering price
 $
100.00
 $
99.10
 $
98.72
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.00%
2.50%
Rating
B2/B-
Ba3/BB-
B1/B+
Current yield
9.63%
7.57%
8.99%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     325,000
 $                     325,000
0.19%
2.50%
1.01%
10/22/2003
Scudder Income Fund
 $                     110,000
 $                     110,000
0.06%
2.50%
-0.31%
10/22/2003
Total
 $                     435,000
 $                     435,000
0.25%




19.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
72347caa2
58984waa5
122394ac3
Issuer
PINNACLE FOODS HOLDING
MERISANT COMPANY
BURNS PHILP CAP PTY/US
Underwriters
DBSI, JPM
CSFB, Banc One, Wachovia
CSFB
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
PFHC 8.25%, 12/1/2013
MERISA 9.5%, 7/15/2013
BURPHI 9.5%, 11/15/2010
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/20/2003
6/27/2003
6/2/2003
Total dollar amount of offering sold to
QIBs
 $                                                     200,000,000
 $                                                     225,000,000
 $                                                     100,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $
-
Total
 $                                                     200,000,000
 $                                                     225,000,000
 $                                                     100,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
3.00%
2.50%
Rating
B3/B
B3/B-
B2/NA
Current yield
8.25%
9.50%
9.50%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     440,000
 $                     440,000
0.22%
3.50%
3.55%
12/31/2003
Scudder Income Fund
 $                     130,000
 $                     130,000
0.07%
3.50%
0.64%
12/31/2003
Total
 $                     570,000
 $                     570,000
0.29%





20.


Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
74047pal8
165167bb2
880779ar4
Issuer
PREMCOR REFINING GROUP
CHESAPEAKE ENERGY CORP
TEREX CORP
Underwriters
CSFB, DBSI, Morgan Stanley
Bear Stearns, CSFB, Citigroup, BNP, Credit
Lyonnais, Lehman, Morgan Stanley, TD
Securities
Citigroup, CSFB, ABN, Bear Stearns, Credit
Lyonnais, Dresdner
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
PREMCO 7.75%, 2/1/2012
CHK 7.5%, 9/15/2013
TEX 7.375%, 1/15/2014
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/5/2003
2/28/2003
11/10/2003
Total dollar amount of offering sold to
QIBs
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     300,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $
-
Total
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     300,000,000
Public offering price
 $
100.00
 $
99.10
 $
99.11
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
2.00%
0.18%
Rating
B2/B
Ba3/BB-
B3/B
Current yield
7.75%
7.57%
7.44%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     220,000
 $                     220,000
0.13%
0.89%
0.00%
11/6/2003
Scudder Income Fund
 $                       65,000
 $                       65,000
0.04%
0.66%
-0.31%
11/6/2003
Total
 $                     285,000
 $                     285,000
0.16%




21.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
78402uaa1
15135eaa3
171871aa4
Issuer
SBA TELECOMM/SBA COMM
CENTENNIAL CELL/COMMUNIC
CINCINNATI BELL INC
Underwriters
Lehman, Citigroup, DBSI, Merrill, TD Securities
CSFB, BofA, JPM
BofA, CSFB, Goldman, Fleet, McDonald, PNC,
RBC, Wachovia
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
SBAC 0%, 12/15/2011
CYCL 10.125%, 6/15/2013
CBB 7.25%, 7/15/2013
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2003
6/16/2003
7/2/2003
Total dollar amount of offering sold to
QIBs
 $                                                     402,023,273
 $                                                     500,000,000
 $                                                     500,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $
-
Total
 $                                                     402,023,273
 $                                                     500,000,000
 $                                                     500,000,000
Public offering price
 $
68.40
 $
100.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.60%
2.00%
Rating
NA/NA
Caa1/CCC
B2/B-
Current yield
0.00%
10.13%
7.25%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     600,000
 $                     410,424
0.10%
3.06%
1.42%
12/31/2003
Total
 $                     600,000
 $                     410,424
0.10%




22.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
828709ae5
085790ak9
469865aa7
Issuer
SIMMONS CO
BERRY PLASTICS
JACUZZI BRANDS INC
Underwriters
Goldman, DBSI, UBS
Goldman, JPM
CSFB, Banc One, Fleet, Jeffereies
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
SIMMON 7.875%, 1/15/2014
BERRY 10.75%, 7/15/2012
JJZ 9.625%, 7/1/2010
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/10/2003
11/10/2003
6/30/2003
Total dollar amount of offering sold to
QIBs
 $                                                     200,000,000
 $                                                       85,000,000
 $                                                     380,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $
-
Total
 $                                                     200,000,000
 $                                                       85,000,000
 $                                                     380,000,000
Public offering price
 $
100.00
 $
112.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
2.50%
Rating
Caa1/B-
B3/B-
B3/B
Current yield
7.88%
9.60%
9.63%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     225,000
 $                     225,000
0.11%
0.50%
1.20%
12/31/2003
Total
 $                     225,000
 $                     225,000
0.11%




23.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
858577af6
780153an2
24823uac2
Issuer
STENA AB
ROYAL CARIBBEAN CRUISES
DENBURY RESOURCES INC
Underwriters
JPM, ABN, Citigroup, DBSI
Citigroup, Goldman, BofA, CSFB, Morgan
Stanley, Scotia, Wachovia
CSFB
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
STENA 7.5%, 11/1/2013
RCL 8%, 5/15/2010
DNR 7.5%, 4/1/2013
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/24/2003
5/6/2003
3/17/2003
Total dollar amount of offering sold to
QIBs
 $                                                     175,000,000
 $
-
 $                                                     225,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $                                                     250,000,000
 $
-
Total
 $                                                     175,000,000
 $                                                     250,000,000
 $                                                     225,000,000
Public offering price
 $
100.00
 $
99.34
 $
99.14
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.38%
1.89%
Rating
(P) Ba3/BB-
Ba2/BB+
B2/B
Current yield
7.50%
8.05%
7.57%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     335,000
 $                     335,000
0.19%
3.00%
3.32%
12/31/2003
Scudder Income Fund
 $                     100,000
 $                     100,000
0.06%
3.00%
0.87%
12/31/2003
Total
 $                     435,000
 $                     435,000
0.25%




24.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
563571af5
960386ae0
74962jab5
Issuer
THE MANITOWOC CO INC.
WESTINGHOUSE AIR BRAKE T
RJ TOWER CORP
Underwriters
DBSI, Lehman, ABN, BNP, BNY, CSFB
JPM, Morgan Stanley, ABN, BB&T, Morgan
Keegan, PNC, Natcity
BofA, JPM
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
MTW 7.125%, 11/1/2013
WAB 6.875%, 7/31/2013
TWR 12%, 6/1/2013
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2003
7/23/2003
6/6/2003
Total dollar amount of offering sold to
QIBs
 $
-
 $                                                     150,000,000
 $                                                     258,000,000
Total dollar amount of any concurrent
public offering
 $                                                     150,000,000
 $
-
 $
-
Total
 $                                                     150,000,000
 $                                                     150,000,000
 $                                                     258,000,000
Public offering price
 $
100.00
 $
100.00
 $
97.21
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.25%
2.25%
Rating
B1/B+
Ba2/BB
B1/B
Current yield
7.13%
6.88%
12.35%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                       90,000
 $                       90,000
0.06%
2.02%
0.22%
11/4/2003
Scudder Income Fund
 $                       50,000
 $                       50,000
0.03%
2.02%
0.24%
11/4/2003
Total
 $                     140,000
 $                     140,000
0.09%





25.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
600814ah0
50154maa8
011679ad9
Issuer
MILLICOM INTL CELLULAR
KYIVSTAR GSM
ALASKA COMM SYS HLDGS
Underwriters
Morgan Stanley, Citigroup, CSFB, DBSI
Dresdner
CIBC, Citigroup, JPM, Jeffereies, Raymond
James
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
MICC 10%, 12/1/2013
OKST 12.75%, 11/21/2005
ALSK 9.875%, 8/15/2011
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
11/5/2002
8/15/2003
Total dollar amount of offering sold to
QIBs
 $                                                     550,000,000
 $                                                     160,000,000
 $                                                     182,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $
-
Total
 $                                                     550,000,000
 $                                                     160,000,000
 $                                                     182,000,000
Public offering price
 $
100.00
 $
100.00
 $
96.69
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.00%
2.25%
Rating
(P) B3/B-
B2/B
B2/B-
Current yield
10.00%
12.75%
10.21%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     645,000
 $                     645,000
0.12%
5.50%
3.68%
12/31/2003
Scudder Income Fund
 $                     195,000
 $                     195,000
0.04%
5.50%
0.88%
12/31/2003
Total
 $                     840,000
 $                     840,000
0.15%




26.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
055381AN7
888266AD5
382388AP13
Issuer
BE AEROSPACE
TITAN CORP
GOODRICH CORP
Underwriters
CSFB, Jefferies, JPM, Stephens, DBSI
CSFB, Wachovia, Goldman
Banc One, JPM, Salomon, BofA, BNY, Merrill,
NatCity
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
BEAV 8.5%, 10/1/2010
TTN 8%, 5/15/2011
GR 7.625%, 12/15/2012
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/2/2003
5/9/2003
12/4/2002
Total dollar amount of offering sold to
QIBs
 $                                                     175,000,000
 $                                                     200,000,000
 $
-
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $                                                     500,000,000
Total
 $                                                     175,000,000
 $                                                     200,000,000
 $                                                     500,000,000
Public offering price
 $
100.00
 $
100.00
 $
99.65
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
0.65%
Rating
B3/B+
B2/*+/B/*+
Baa3/BBB-
Current yield
8.50%
8.00%
7.65%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     125,000
 $                     125,000
0.07%
4.10%
1.01%
10/23/2003
Scudder Income Fund
 $                       50,000
 $                       50,000
0.03%
4.00%
-1.16%
10/23/2003
Total
 $                     175,000
 $                     175,000
0.10%




27.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
233835AW7
370425SG6
382388AP1
Issuer
DAIMLERCHRYSLER NA HLDG
GENL MOTORS ACCEPT CORP
GOODRICH CROP
Underwriters
BofA, Citigroup, DBSI, JPM
BofA, Citigroup, UBS, Barclays, BNP Banc One,
Comerica, HSBC, RBC, Scotia, TD Securities
Banc One, JPM, Salomon, BofA, BNY, Merrill,
NatCity
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
DCX 6.5%, 11/15/2013
GM 5.125%, 5/9/2008
GR 7.625%, 12/15/2012
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/30/2003
5/6/2003
12/4/2002
Total dollar amount of offering sold to
QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent
public offering
 $                                                  2,000,000,000
 $                                                  1,000,000,000
 $                                                     500,000,000
Total
 $                                                  2,000,000,000
 $                                                  1,000,000,000
 $                                                     500,000,000
Public offering price
 $
99.97
 $
99.64
 $
99.65
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.43%
0.33%
0.65%
Rating
A3/BBB
A3/BBB
Baa3/BBB-
Current yield
6.50%
5.14%
7.65%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder Income Fund
 $                  2,775,000
 $                  2,774,112
0.14%
2.97%
1.60%
12/15/2003
Total
 $                  2,775,000
 $                  2,774,112
0.14%




28.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
29245uab3
184502an2
05461yaa4
Issuer
EMBRATEL
CLEAR CHANNEL COMMUNICATIONS
AXTEL SA
Underwriters
DBSI, Morgan Stanley
BofA, Barclays, JPM
CSFB
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
EMBRAT 11%, 12/15/2008
CCU 4.625%, 1/15/2008
AXTEL 11%, 12/15/2013
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/9/2003
1/6/2003
12/9/2003
Total dollar amount of offering sold to
QIBs
 $                                                     275,000,000
 $
-
 $                                                     175,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $                                                     500,000,000
 $
-
Total
 $                                                     275,000,000
 $                                                     500,000,000
 $                                                     175,000,000
Public offering price
 $
100.75
 $
99.70
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
2.25%
Rating
B2/NA
Baa3/BBB-
(P) B2/B
Current yield
10.92%
4.64%
11.00%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     255,000
 $                     256,913
0.09%
1.99%
1.31%
12/31/2003
Scudder Income Fund
 $                     105,000
 $                     105,788
0.04%
1.99%
0.87%
12/31/2003
Total
 $                     360,000
 $                     362,700
0.13%




29.
Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
29245uab3
184502an2
05461yaa4
Issuer
EMBRATEL
CLEAR CHANNEL COMMUNICATIONS
AXTEL SA
Underwriters
DBSI, Morgan Stanley
BofA, Barclays, JPM
CSFB
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
EMBRAT 11%, 12/15/2008
CCU 4.625%, 1/15/2008
AXTEL 11%, 12/15/2013
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/24/2003
1/6/2003
12/9/2003
Total dollar amount of offering sold to
QIBs
 $                                                     275,000,000
 $
-
 $                                                     175,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $                                                     500,000,000
 $
-
Total
 $                                                     275,000,000
 $                                                     500,000,000
 $                                                     175,000,000
Public offering price
 $
99.05
 $
99.70
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
2.25%
Rating
B2/NA
Baa3/BBB-
(P) B2/B
Current yield
11.25%
4.64%
11.00%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     255,000
 $                     252,575
0.09%
3.74%
3.32%
12/31/2003
Scudder Income Fund
 $                     105,000
 $                     104,001
0.04%
3.74%
0.87%
12/31/2003
Total
 $                     360,000
 $                     356,576
0.13%




30.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
367905AA4
138747AD2
02744RAJ6
Issuer
GAYLORD ENTERTAINMENT CO
CANWEST MEDIA INC
AMERICAN MEDIA OPERATION
Underwriters
BofA, DIBC, DBSI, Citigroup, Fleet
Salomon, BofA, MBO, Nesbitt, CIBC, RBC,
Scotia, TD Securities
JPM, Bear Stearns
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
GET 8% 11/15/2013
CANWES 7.625%, 4/15/2013
ENQ 8.875%, 1/15/2011
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/28/2003
3/31/2003
1/16/2003
Total dollar amount of offering sold to
QIBs
 $                                                     350,000,000
 $                                                     200,000,000
 $                                                     150,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $
-
Total
 $                                                     350,000,000
 $                                                     200,000,000
 $                                                     150,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.75%
Rating
B3/B-
B1/B-
B2/B-
Current yield
8.00%
7.63%
8.88%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     415,000
 $                     415,000
0.12%
2.53%
0.44%
10/31/2003
Scudder Income Fund
 $                     130,000
 $                     130,000
0.04%
2.44%
0.00%
10/31/2003
Total
 $                     545,000
 $                     545,000
0.16%




31.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
373298ce6
146900ab1
23331aap4
Issuer
GEORGIA-PACIFIC CORP
CASCADES INC
D.R. HORTON INC
Underwriters
Citigroup, DBSI, UBS, BofA, Goldman, JPM,
Merrill
Citigroup, Scotia, BMO, BNP, CIBC, Comerica,
NBC, SoGen, TD Securities
BofA, Citigroup
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
GP 8%, 1/15/2024
CASCN 7.25%, 2/15/2013
DHI 6.875%, 5/1/2013
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/4/2003
1/31/2003
4/11/2003
Total dollar amount of offering sold to
QIBs
 $                                                     500,000,000
 $                                                     450,000,000
 $
-
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $                                                     200,000,000
Total
 $                                                     500,000,000
 $                                                     450,000,000
 $                                                     200,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.25%
1.75%
0.83%
Rating
Ba3/BB+
Ba1/NA
Ba1/BB
Current yield
8.00%
7.25%
6.88%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     415,000
 $                     415,000
0.08%
2.00%
1.97%
12/31/2003
Scudder Income Fund
 $                     195,000
 $                     195,000
0.04%
2.00%
1.03%
12/31/2003
Total
 $                     610,000
 $                     610,000
0.12%




32.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
44108EAR9
780153AN2
562567AJ6
Issuer
HOST MARRIOTT LP
ROYAL CARRIBBEAN CRUISES
MANDALAY RESORT GROUP
Underwriters
BofA, DBSI, BNY, Citigroup, Credit Lyonnais,
Fleet, Goldman, Merrill, Scotia, SoGen, UBS,
Wells Fargo
Citigroup, Goldman, BofA, CSFB, Morgan
Stanley, Scotia, Wachovia
BofA, Merrill
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
HMT 7.125%, 11/1/2013
RCL 8%, 5/15/2010
MBG 1.7775%, 3/21/2033
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2003
5/6/2003
3/17/2003
Total dollar amount of offering sold to
QIBs
 $                                                     725,000,000
 $
-
 $                                                     350,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $                                                     250,000,000
 $
-
Total
 $                                                     725,000,000
 $                                                     250,000,000
 $                                                     350,000,000
Public offering price
 $
100.00
 $
99.34
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.38%
2.25%
Rating
Ba3/*-/B+
Ba2/BB+
Ba2/BB+
Current yield
7.13%
8.05%
1.78%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     775,000
 $                     775,000
0.11%
6.85%
5.06%
12/31/2003
Scudder Income Fund
 $                     260,000
 $                     260,000
0.04%
3.43%
1.83%
12/31/2003
Total
 $                  1,035,000
 $                  1,035,000
0.14%




33.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
44841sac3
745867ap6
749768aa5
Issuer
HUTCHISON WHAMP INTL LTD
PULTE HOMES INC
RABOBANK CAPITAL FUND II
Underwriters
Citigroup, Goldman, HSBC, Merrill, Morgan
Stanley, DBSI
BofA, Banc One, Citigroup ABN, Comerica,
PNC, UBS, Sun Trust
Merrill, Rabobank
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
HUWHY 7.45%, 11/24/2033
PHM 6.375%, 5/15/2033
RABOBK 5.26%, 12/29/2049
Is the affiliate a manager or co-
manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
5/19/2003
11/14/2003
Total dollar amount of offering sold to
QIBs
 $                                                  1,500,000,000
 $
-
 $                                                  1,750,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $                                                     400,000,000
 $
-
Total
 $                                                  1,500,000,000
 $                                                     400,000,000
 $                                                  1,750,000,000
Public offering price
 $
99.77
 $
99.45
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.60%
Rating
A3/A-
Baa3/BBB-
Aa2/AA
Current yield
7.47%
6.41%
5.26%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder Income Fund
 $                  9,885,000
 $                  9,862,660
0.66%
-8.07%
1.12%
12/18/2003
Total
 $                  9,885,000
 $                  9,862,660
0.66%




34.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
460915AP6
913405AAA4
780153AN2
Issuer
INTRAWEST CORP
UNIVERSAL CITY DEVELOPMENT
ROYAL CARRIBBEAN CRUISES
Underwriters
CSFB, Jefferies, JPM, Stephens, DBSI
CSFB, Wachovia, Goldman
Citigroup, Goldman, BofA, CSFB, Morgan
Stanley, Scotia, Wachovia
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
INTRAW 7.5%, 10/15/2013
UCD 11.75%, 4/1/2010
RCL 8%, 5/15/2010
Is the affiliate a manager or co-
manager of offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Scotia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/1/2003
3/21/2003
5/6/2003
Total dollar amount of offering sold to
QIBs
 $                                                     350,000,000
 $                                                     500,000,000
 $
-
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $                                                     250,000,000
Total
 $                                                     350,000,000
 $                                                     500,000,000
 $                                                     250,000,000
Public offering price
 $
100.00
 $
98.83
 $
99.34
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.75%
1.38%
Rating
B1/B+
B2/B-
Ba2/BB+
Current yield
7.50%
11.89%
8.05%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     205,000
 $                     205,000
0.06%
0.11%
0.00%
10/2/2003
Scudder Income Fund
 $                       70,000
 $                       70,000
0.02%
0.13%
-0.15%
10/2/2003
Total
 $                     275,000
 $                     275,000
0.08%




35.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
45031uab7
756109ae4
552075aa1
Issuer
ISTAR FINANCIAL INC
REALTY INCOME CORP
WILLIAM LYON HOMES
Underwriters
DBSI, BofA, Bear Stearns, Fleet, Goldman,
Lehman
BofA, Citigroup, AG Edwards, Amsouth, BMO
Nesbitt, CSFB, Merrill
UBS, Citigroup
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
SFI 6%, 12/15/2010
O 5.375%, 3/15/2013
WLS 10.75%, 4/1/2013
Is the affiliate a manager or co-
manager of offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/5/2003
3/5/2003
3/12/2003
Total dollar amount of offering sold to
QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent
public offering
 $                                                     350,000,000
 $                                                     100,000,000
 $                                                     250,000,000
Total
 $                                                     350,000,000
 $                                                     100,000,000
 $                                                     250,000,000
Public offering price
 $
99.44
 $
99.51
 $
98.49
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.65%
2.75%
Rating
Ba1/BB+
Baa2/BBB
B3/B-
Current yield
6.03%
5.40%
10.91%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                       65,000
 $                       64,633
0.02%
2.58%
1.64%
12/31/2003
Scudder Income Fund
 $                     220,000
 $                     218,759
0.06%
2.58%
0.32%
12/31/2003
Total
 $                     285,000
 $                     283,392
0.08%




36.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
45031uac5
756109ae4
552075aa1
Issuer
ISTAR FINANCIAL INC
REALTY INCOME CORP
WILLIAM LYON HOMES
Underwriters
DBSI, BofA, Bear Stearns, Fleet, Goldman,
Lehman
BofA, Citigroup, AG Edwards, Amsouth, BMO
Nesbitt, CSFB, Merrill
UBS, Citigroup
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
SFI 6.5%, 12/15/2013
O 5.375%, 3/15/2013
WLS 10.75%, 4/1/2013
Is the affiliate a manager or co-
manager of offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/5/2003
3/5/2003
3/12/2003
Total dollar amount of offering sold to
QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent
public offering
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     250,000,000
Total
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     250,000,000
Public offering price
 $
99.28
 $
99.51
 $
98.49
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.65%
2.75%
Rating
Ba1/BB+
Baa2/BBB
B3/B-
Current yield
6.55%
5.40%
10.91%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     220,000
 $                     218,405
0.15%
2.74%
1.64%
12/31/2003
Scudder Income Fund
 $                       65,000
 $                       64,529
0.04%
2.74%
0.32%
12/31/2003
Total
 $                     285,000
 $                     282,934
0.19%




37.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
481086aa4
759576ac5
469865aa7
Issuer
JOSTENS HOLDING CORP
REMINGTON ARMS COMPANY
JACUZZI BRANDS INC
Underwriters
CSFB, DBSI
CSFB, Goldman, Wachovia
CSFB, Banc One, Fleet, Jeffereies
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
JOSEA 0%, 12/1/2013
RACIAQ 10.5%, 2/1/2011
JJZ 9.625%, 7/1/2010
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/25/2003
1/17/2003
6/30/2003
Total dollar amount of offering sold to
QIBs
 $                                                     247,200,000
 $                                                     200,000,000
 $                                                     380,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $
-
Total
 $                                                     247,200,000
 $                                                     200,000,000
 $                                                     380,000,000
Public offering price
 $
60.68
 $
100.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
3.00%
2.50%
Rating
Caa2/B-
B2/B-
B3/B
Current yield
0.00%
10.50%
9.63%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     375,000
 $                     227,558
0.09%
3.41%
3.21%
12/31/2003
Total
 $                     375,000
 $                     227,558
0.09%




38.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
501940AK6
85375CAM3
745867AP6
Issuer
LNR PROPERTY CORP
STANDARD PACIFIC CORP
PULTE HOMES INC
Underwriters
DBSI, BofA, Citigroup, Fleet
DFSB, BofA, Banc One, SunTrust
BofA, Banc One, Citigroup, ABN, Comerica,
PNC, UBS, SunTrust
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
LNR 7.25%, 10/15/2013
SPF 6.875%, 5/15/2011
PHM 6.375%, 5/15/2033
Is the affiliate a manager or co-
manager of offering?
Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2003
5/12/2003
5/19/2003
Total dollar amount of offering sold to
QIBs
 $                                                     300,000,000
 $                                                     175,000,000
 $
-
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $                                                     400,000,000
Total
 $                                                     300,000,000
 $                                                     175,000,000
 $                                                     400,000,000
Public offering price
 $
100.00
 $
100.00
 $
99.45
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.13%
0.93%
0.88%
Rating
Ba3/B+
Ba2/BB
Baa3/BBB-
Current yield
7.25%
6.88%
6.41%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     205,000
 $                     205,000
0.07%
0.30%
0.00%
10/15/2003
Scudder Income Fund
 $                       90,000
 $                       90,000
0.03%
0.32%
0.00%
10/15/2003
Total
 $                     295,000
 $                     295,000
0.10%






39.
Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
591160AC0
74962JAB5
902118BD9
Issuer
METALDYNE CORP
RJ TOWER CORP
TYCO INTL GROUP SA
Underwriters
DBSI, CSFB, JPM
BofA, JPM
BofA, CSFB, Goldman, JPMorgan, Morgan
Stanley, Salomon, ABN, CIBC, SG Cowen
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
METALD 10%, 11/1/2013
TWR 12%, 6/1/2013
TYC 2.75%, 1/15/2018
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2003
6/6/2003
1/7/2003
Total dollar amount of offering sold to
QIBs
 $                                                     150,000,000
 $                                                     258,000,000
 $                                                  3,000,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $
-
Total
 $                                                     150,000,000
 $                                                     258,000,000
 $                                                  3,000,000,000
Public offering price
 $
100.00
 $
97.21
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
2.50%
Rating
B3/B
B1/B/*-
Ba2/BBB-/*-
Current yield
10.00%
12.35%
2.75%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     305,000
 $                     305,000
0.20%
1.00%
5.07%
12/31/2003
Scudder Income Fund
 $                       50,000
 $                       50,000
0.03%
1.00%
2.24%
12/31/2003
Total
 $                     355,000
 $                     355,000
0.24%




40.

Security Information







Security Purchased
Comparison Security
Comparison Security
Cusip
594079ab1
73942gaa0
58984waa5
Issuer
MICHAEL FOODS
PPC ESCROW CORP
MERISANT COMPANY
Underwriters
BofA, DBSI, UBS
CSFB
CSFB, Banc One, Wachovia
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
MICFOO 8%, 11/15/2013
CHX 9.25%, 11/15/2013
MERISA 9.5%, 7/15/2013
Is the affiliate a manager or co-
manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from
which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/6/2003
11/6/2003
6/27/2003
Total dollar amount of offering sold to
QIBs
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     225,000,000
Total dollar amount of any concurrent
public offering
 $
-
 $
-
 $
-
Total
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     225,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
3.00%
Rating
B3/B-
B2/B+
B3/B-
Current yield
8.00%
9.25%
9.50%







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund






Scudder High Income Opportunity
Fund
 $                     425,000
 $                     425,000
0.28%
6.23%
4.25%
12/31/2003
Scudder Income Fund
 $                     130,000
 $                     130,000
0.09%
5.65%
1.99%
12/31/2003
Total
 $                     555,000
 $                     555,000
0.37%